                                                                   EXHIBIT 10.63


                           WAIVER AND AMENDMENT NO. 1
                             TO THE CREDIT AGREEMENT

                            Dated as of May 22, 1998

             WAIVER AND AMENDMENT NO. 1 TO THE CREDIT AGREEMENT among, Maxtor Corporation, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as administrative agent (the "Administrative Agent") for the Lenders.

               PRELIMINARY STATEMENTS:

               (1) The Borrower, the Lenders, Citicorp Securities, Inc. and Hanil Bank, as joint arrangers, ABN AMRO Bank, N.V., San Francisco International Branch and Royal Bank of Canada, as co-agents, Fleet National Bank, as manager, and the Administrative Agent have entered into a 364-Day Credit Agreement dated as of August 29, 1996 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

               (2) Hyundai Electronics Industries, Co., Ltd. ("HEI") has released its 1997 year end financial statements, which financial statements indicate that HEI is in default of the financial covenant set forth in Section XII(a) of the Guaranty (the "HEI Default").

               (3) The Borrower has requested that the Lenders waive the HEI Default, amend certain provisions of the Credit Agreement and accept Hyundai Heavy Industries Co., Ltd. as a guarantor in the place of HEI.

               (4) The Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

             SECTION 1. Waivers. Effective as of the date of the origination of the HEI Default and subject to the satisfaction of the conditions precedent set forth in Section 4, the Lenders hereby waive (a) Section 6.01(c)(ii) of the Credit Agreement to the extent of the HEI Default and (b) Section 6.01(d) of the Credit Agreement to the extent that the HEI Default constitutes an event or condition that would permit the acceleration of the maturity of any Debt referred to in Section 6.01(d), but only so long as the maturity of such Debt has not been accelerated.

               SECTION 2. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4, hereby amended as follows:

             (a) Section 1.01 is amended by deleting the definitions of "Applicable Margin", "Guarantor", "Guaranty" and "Hyundai Group" set forth therein and replacing them, respectively with the following new definitions:

                      "Applicable Margin" means, as of any date prior to April
               1, 1998, a percentage per annum equal to 0 % for Base Rate Advances and .38% for Eurodollar Rate Advances and, as of any date on or after April 1, 1998, a percentage per annum equal to 0% for Base Rate Advances and 1.75% for Eurodollar Rate Advances.

                    "Guarantor" means Hyundai Heavy Industries Co., Ltd., a
               company incorporated with limited liability in the Republic of Korea.

                    "Guaranty" means the guaranty executed by the Guarantor in the form attached on Exhibit A to Amendment No. 1.

                    "Hyundai Group" means, collectively, the Guarantor, Hyundai
               Merchant Marine Co., Ltd., Hyundai Corporation and Hyundai Electronics Industries Co., Ltd.

               (b) Section 1.01 is further amended by adding thereto in proper alphabetical sequence the following definition:

                    "Amendment No. 1" means Waiver and Amendment No. 1 to the
               Credit Agreement dated as of May 22, 1998.

               (c) Section 2.04(a) is amended by deleting therefrom the figure ".15%" and substituting therefor the figure "0.25%".

               (d) Section 4.01(e)(ii) is amended by deleting therefrom, in both places where such date appears, the date "December 31, 1995" and substituting therefor the date "December 31, 1997".

               (e) Section 5.02(b)(iii)(A) is amended in full to read as follows:

                            (A) Debt incurred in connection with the
                     Securitization in an amount not to exceed $225,000,000 at any time outstanding or the transactions listed on Schedule 5.02(b)(iii)(A) to the extent (x) such item of such Debt does not exceed the amount corresponding to each such item on such Schedule and
                     (y) the Debt permitted by this clause (A) does not exceed $274,000,000 in the aggregate, and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, any such Debt, provided that the terms of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are otherwise permitted by the Loan Documents, and provided further that the principal amount of such Debt shall not be increased above the maximum aggregate principal amount set forth above, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing,

             (f) Section 5.02(c) is amended by adding the following clause (iii) immediately before the period at the end of such sections "and (iii) a wholly-owned special purpose Subsidiary of the Borrower may convey, transfer or otherwise dispose of receivables pursuant to any transaction described in Section 5.02(b)(iii)(A)".

             (g) Section 6.01(h)(ii) is amended by deleting the phrase "on the date hereof" and substituting therefor the phrase "on the date of Amendment No. 1".

             SECTION 3. Release of HEI Guaranty. Effective as of the date of the origination of the HEI Default and subject to the satisfaction of the conditions precedent set forth in Section 4, the HEI Guaranty is hereby terminated as it relates to the Credit Agreement.

             SECTION 4. Conditions of Effectiveness. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement. This Amendment shall become effective as of the date of the origination of the HEI Default when the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and all of the Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and Sections 1, 2 and 3 hereof shall become effective as of such date when, and only when, on or before June 1, 1998 the Administrative Agent shall have additionally received all of the following documents, each such document (unless otherwise specified) dated the date of receipt thereof by the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Administrative Agent (unless otherwise specified):

               (a) Certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower approving this Amendment and the matters contemplated hereby and thereby and (B) the Guarantor evidencing approval of the Guaranty and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Guaranty and the matters contemplated hereby and thereby.

             (b) A certificate of the Secretary or an Assistant Secretary of the Borrower and the Representative Director or a duly authorized officer of the Guarantor certifying the names and true signatures of the officers of the Borrower and the Guarantor authorized to sign this Amendment and the Guaranty, respectively, and the other documents to be delivered hereunder and thereunder.

             (c) Counterparts of the Guaranty in the form attached as Exhibit A hereto, executed by the Guarantor.

             (d) Favorable opinions of Bae, Kim & Lee, counsel for the Guarantor, or other Korean counsel to the Guarantor acceptable to the Administrative Agent, and the Corporate Counsel of the Guarantor, in substantially the form of Exhibits B and C hereto and as to such other matters as any Lender through the Administrative Agent may reasonably request,

             (e) A certificate signed by a duly authorized officer of the Borrower stating that:

                     (i) The representations and warranties contained in Section
               5 below are correct on and as of the date of such certificate as though made on and as of such date; and

                     (ii) After giving effect to this Amendment, no event has
               occurred and is continuing that constitutes a Default.

               SECTION 5. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

             (a) Each Loan Party is a corporation duly organized, validly existing and, where applicable, in good standing under the laws of the jurisdiction of its incorporation.

             (b) The execution, delivery and performance by each Loan Party of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, and the consummation of the transactions contemplated hereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) such Loan Party's charter or by-laws or (ii) any law, regulation (including, without limitation, Regulations U and X of the Board of Governors of the Federal Reserve System) or contractual restriction binding on or affecting the Loan Parties.

        (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by either Loan Party of this Amendment or any other Loan Document to which it is or is to be a party, except for those authorizations, approvals, actions, notices and filings listed on Schedule 4.01(c) hereto, all of which have been duly obtained, taken, given or made and are in full force and effect except that the Guarantor is required to report to its designated foreign exchange trading bank any payment to be made under the Guaranty at the time of making such payment.

        (d) This Amendment and the Guaranty have been duly executed and delivered by each Loan Party party thereto. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party is, and the Guaranty is, the legal, valid and binding obligation of each of the Borrower and the Guarantor, respectively, enforceable against each such Loan Party in accordance with their respective terms.

         (e) (i) The Consolidated balance sheet of the Borrower and its Subsidiaries as at December 28, 1997, and the related Consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Ernst & Young, independent public accountants, copies of which have been furnished to each Lender, fairly present the Consolidated financial condition of the Borrower and its Subsidiaries as at such date and the Consolidated results of the operations of the Borrower and its Subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied. Since December 28, 1997, there has been no Material Adverse Change with respect to the Borrower, other than as provided on Schedule 4.01(e)(i) hereto.

        (ii) The balance sheet of the Guarantor and its Subsidiaries as at December 31, 1997, and the related statements of income and cash flows of the Guarantor and its Subsidiaries for the fiscal year then ended, accompanied by an opinion of Samil Accounting Corporation, a member firm of Coopers & Lybrand, independent public accountants, copies of which have been furnished to each Lender, fairly present the financial condition of the Guarantor and its Subsidiaries as at such date and the results of the operations of the Guarantor and its Subsidiaries for the periods ended on such date, all in accordance with generally accepted financial accounting standards in the Republic of Korea consistently applied. Since December 31, 1997, there has been no Material Adverse Change with respect to the Guarantor.

               (f) There is no pending or threatened action, suit, investigation, litigation or proceeding, including, without limitation, any Environmental Action, affecting either Loan Party or any of its Subsidiaries before any court, governmental agency or arbitrator that
        (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment, the Guaranty or any other Loan Document, as amended hereby, or the consummation of the transactions contemplated hereby.

             SECTION 6. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

             (b) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "the Guaranty", "thereunder", "thereof" or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty, as defined in the Credit Agreement as amended by this Amendment.

             (c) The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

             (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

             SECTION 7. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment, the Guaranty and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

      SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

      SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                          MAXTOR CORPORATION

                                          By: /s/ RAJA VENKATESH
                                              ----------------------------------
                                              Title: Corporate Treasurer


                                          CITIBANK, N.A.,

                                          By: /s/ Authorized Signatory
                                              ----------------------------------
                                              Title: Attorney-in-Fact

                                        ABN AMRO BANK, N.V. SAN
                                        FRANCISCO INTERNATIONAL
                                        BRANCH

                                        By: ABN AMRO NORTH AMERICA,
                                            INC., AS AGENT

                                        By: /s/ TOM R. WAGNER
                                           -----------------------------
                                           Title: Thomas R. Wagner
                                                  Group Vice President

                                        By: /s/ JAMIE DILLON
                                            ----------------------------
                                            Title: Jamie Dillon
                                                   Vice President

                                        FLEET NATIONAL BANK

                                        By: AUTHORIZED SIGNATURE
                                           -----------------------------
                                           Title: VICE PRESIDENT

                                        THE SUMITOMO BANK, LTD., SAN
                                        FRANCISCO BRANCH

                                        By: AUTHORIZED SIGNATURE
                                           -----------------------------
                                           Title: GENERAL MANAGER

                               MAXTOR CORPORATION

                            SECRETARY'S CERTIFICATE

      I, Glenn H. Stevens, Secretary of Maxtor Corporation, a Delaware corporation, do hereby certify, in connection with (i) the Waiver and Amendment No. 1 dated May 22, 1998 (the "Waiver and Amendment") to the Credit Agreement dated August 29, 1996 among Maxtor Corporation, the banks, financial institutions and other institutional lenders parties, Citicorp Securities, Inc. and Hanil Bank, as joint arrangers, ABN AMRO Bank, N.V., San Francisco International Branch and Royal Bank of Canada, as co-agents, Fleet National Bank, as manager, and Citibank, N.A., as administrative agent, (ii) the Waiver and Amendment No. 1 dated May 22, 1998 (the "364-Day Credit Agreement Waiver and Amendment") to the 364-Day Credit Agreement dated August 29, 1996 among Maxtor Corporation, the banks, financial institutions and other institutional lenders parties, Citicorp Securities, Inc. and Hanil Bank, as joint arrangers, ABN AMRO Bank, N.V., San Francisco International Branch and Royal Bank of Canada, as co-agents, Fleet National Bank, as manager, and Citibank, N.A., as administrative agent and (iii) the Waiver and Amendment No. 1 dated May 22, 1998 to the Credit Agreement dated October 30, 1997 between Maxtor Corporation and Nomura International Bank plc (together with the Waiver and Amendment and the 364-Day Credit Agreement Waiver and Amendment, the "Waivers and Amendments"), that:

      1. Attached hereto as Exhibit A, is a true and correct copy of resolutions duly adopted by the Board of Directors of Maxtor at a meeting thereof duly called and held on May 13, 1998, at which meeting a quorum was present and acting throughout. Such resolutions are the only resolutions regarding the Agreements, have not been amended, modified or revoked and are in full force and effect on the date hereof.

      2. The Waivers and Amendments to which Maxtor is a party, as executed and delivered on behalf of Maxtor, are substantially in the form thereof approved by the Board of Directors referred to in paragraph 1 hereof.

      3. The below named persons, who include all persons who, as officers of Maxtor, executed and delivered the Waivers and Amendments, were on the date of such execution, and are on the date hereof, duly appointed, qualified and acting as such officers holding their respective offices below set opposite their names, and the signatures below set opposite their names are their genuine signatures:

            Name                    Office                  Signature
            ----                    ------                  ---------
      Michael R. Cannon       President and Chief
                              Executive Officer       ---------------------

      Paul J. Tufano          Vice President Finance,
                              and Chief Financial
                              Officer                 /s/ PAUL J. TUFANO
                                                      -----------------------

      Raja Venkatesh          Corporate Treasurer     /s/ RAJA VENKATESH
                                                      -----------------------

      IN WITNESS WHEREOF, I have signed this certificate this 29 day of May, 1998.

                                          /s/ GLENN H. STEVENS
                                    --------------------------------
                                       Glenn H. Stevens, Secretary

      I, Paul J. Tufano, Vice President of Maxtor Corporation, do hereby certify that Glenn H. Stevens has been duly appointed and has duly qualified as, and on this day is, Secretary of Maxtor Corporation, and the signature above is his genuine signature.

      IN WITNESS WHEREOF, I have signed this certificate this 29 day of May, 1998.

                                           /s/ PAUL J. TUFANO
                                    ---------------------------------
                                             Paul J. Tufano

RESOLUTIONS OF THE BOARD OF DIRECTORS OF MAXTOR CORPORATION


Dated: May 13, 1998

             WHEREAS, the Corporation has entered into a Credit Agreement (the "Credit Agreement") dated August 29, 1996 with the banks, financial institutions and other institutional lenders parties (collectively, the "Lenders"), Citicorp Securities, Inc. and Hanil Bank, as joint arrangers, ABN AMRO Bank, N.V., San Francisco International Branch and Royal Bank of Canada, as co-agents.

             WHEREAS, the Corporation has entered into a 364-Day Credit Agreement (the "364-Day Credit Agreement") dated August 29, 1996 with the banks, financial institutions and other institutional lenders parties (collectively, the "364-Day Credit Agreement Lenders"), Citicorp Securities, Inc. and Hanil Bank, as joint arrangers, ABN AMRO Bank, N.V., San Francisco International Branch and Royal Bank of Canada, as co-agents, Fleet National Bank, as manager, and Citibank, N.A., as administrative agent.

             WHEREAS, the Corporation has entered into a Credit Agreement (the "Nomura Credit Agreement") dated October 30, 1997 with Nomura International Bank plc (together with the Lenders and the 364-Day Credit Agreement Lenders, the "Maxtor Lenders").

             WHEREAS, under such Credit Agreements, Hyundai Electronics Industries. Co., Ltd. ("HEI") guaranteed the payments of Maxtor Corporation to the Maxtor Lenders under a guaranty (the "Guaranty").

             WHEREAS, HEI released its 1997 year end financial statements, which financial statements indicate that HEI is in default of the financial covenants of the Guaranty, (the "HEI Default")

             Now, THEREFORE, BE IT RESOLVED, that it is in the best interests of the Corporation in order to ensure the availability of working capital to the Corporation to request that the Maxtor Lenders waive the HEI Default.

             RESOLVED FURTHER, that it is in the best interests of the Corporation to enter into the (i) Waiver and Amendment No. 1 dated May 22, 1998 to the Credit Agreement, (ii) Waiver and Amendment No. 1 dated May 22, 1998 to the 364-Day Credit Agreement and (iii) Waiver and Amendment No. 1 dated May 22, 1998 to the Nomura Credit Agreement (together the "Waivers and Amendments").

             RESOLVED FURTHER, that the Waivers and Amendments and the performance by the Corporation of its obligations under the Waivers and Amendments, be, and the same hereby are, in all respects approved, and that the Chairman of the Board of Directors of the Corporation, the President, any Vice

President or the Treasurer of the Corporation (each an "Authorized Officer") be, and each of them hereby is, authorized and directed (any one of them acting alone), in the name and on behalf of the Corporation, to execute and deliver the Waivers and Amendments, each in the form as the Authorized Officer of the Corporation executing the same shall approve, such approval to be conclusively evidenced by his or her execution and delivery thereof; and

             RESOLVED FURTHER, that prior to the execution of the Waivers and Amendments, the Authorized Officers are, and each hereby is, authorized to negotiate and agree on the terms and conditions of each of the Waivers and Amendments as such Authorized Officers, or any one of them, in his, her or their sole discretion, deem to be in the best interests of the Corporation; and

             RESOLVED FURTHER, that the Authorized Officers be, and each of them hereby is, authorized and empowered (any one of them acting alone) to do or cause to be done all such acts or things and to sign and deliver, or cause to be signed and delivered, all such documents, instruments and certificates (including, without limitation, all notices and certificates required or permitted to be given or made under the terms of the Waivers and Amendments) and to pay all such expenses, in the name and on behalf of the Corporation or otherwise as such Authorized Officer may deem necessary, advisable or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions and to perform the obligations of the Corporation under the Waivers and Amendments and the other agreements and instruments as referred to above or referred to therein; and

             RESOLVED FURTHER, that the Corporation hereby authorizes, ratifies, confirms and adopts in all respects all acts of the officers of the Corporation, and of any person designated and authorized to act by an officer of the Corporation, heretofore done or performed by such person in connection with the acts and transactions approved by these resolutions.

             Filed with the minutes of the proceedings of the Board of Directors by the undersigned on May 13, 1998.

                                             /s/ GLENN H. STEVENS
                                             --------------------------
                                                   Secretary

                               CONTINUING GUARANTY

                                                                 May 29, 1998

To each of the Lenders parties to either of the Credit Agreements each dated as of August 29, 1996 among Maxtor Corporation, the Lenders parties thereto and Citibank, N.A., as Administrative Agent for said Lenders (as amended to date, the "Credit Agreements"), and to Citibank, N.A., as Administrative Agent

       I. For and in consideration of any indebtedness to you under the Credit Agreements and the Notes (as defined in the Credit Agreements) of Maxtor Corporation, a Delaware corporation having an address at 510 Cottonwood Drive, Milpitas, California 95035 (hereinafter called the "Borrower"), for the payment of which the undersigned is now obligated to you, either as guarantor or otherwise, and/or in order to induce you, in your discretion, at any time(s) hereafter, to make any loan(s) or advance(s) or to extend credit in any other manner to, or at the request of or for the account of, the Borrower, either with or without security, and/or to purchase or discount any notes, bills receivable, drafts, acceptances, checks or other instruments or evidence of indebtedness upon which the Borrower, under the Credit Agreements, is or may become liable as maker, endorser, acceptor, or otherwise, in each case, under the Credit Agreements, (all liabilities and obligations of the Borrower to you under the Credit Agreements and the Notes (as defined in the Credit Agreements) being hereinafter referred to as "Obligations"), the undersigned does hereby unconditionally GUARANTEE the punctual payment when due to you of each and all of the Obligations, together with interest thereon and any and all expenses which may be incurred by you in collecting all or any of the Obligations and/or in enforcing any rights hereunder.

       II.    As implementing the foregoing, it is understood and agreed that
(i) the undersigned guarantees that the Obligations will be paid to you strictly in accordance with the terms and provisions of the Credit Agreements. In reference thereto, regardless of any law, regulation or decree, now or hereafter in effect, which might in any manner affect any of the terms or provisions of the Credit Agreements or your rights with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any of the Obligations, and (ii) in each instance when the Borrower shall have agreed, relative to any one or more of the Obligations, to pay or provide your Head Office or any of your Branches or correspondents with any amount of money that is other than that which is locally in common circulation at the time as currency in the place where such agreement is made, and such amount is not actually paid or provided at and when agreed or within such time as you may deem reasonable, the undersigned will, upon request and as you may elect, either pay or provide the amount in the exact currency and place as agreed by the

Borrower or pay or provide you in the City of New York with the equivalent of the amount in U.S. dollars at your then prevailing rate for sales of the kind of currency agreed to be paid or provided for transfer by cable to a place where it is current on condition that the undersigned obtains necessary permission from the Korean Government in case such permission is required under the Korean laws and regulations concerning foreign exchange control then in force.

       III. As security for any and all liabilities of the undersigned to you, now existing or hereafter arising hereunder, or otherwise, you are hereby given the right to retain, and you are hereby given a lien upon any and all moneys or other property (i.e., good and merchandise, as well as any and all documents relative thereto; also funds, securities, choses in action and any and all other forms of property whether real, personal or mixed, and any right, title or interest of the undersigned therein or thereto), and/or the proceeds thereof, which have/has been or may hereafter be, deposited or left with you (or with any third party acting on your behalf) by or for the account or credit of the undersigned, including (without limitation of the foregoing) that in safekeeping or in which the undersigned may have any interest. All remittances and property shall be deemed left with you as soon as put in transit to you by mail or carrier. In the event of the happening of any one or more of the following, to wit: (a) the non-payment of any of the Obligations after any applicable grace period; (b) the dissolution or termination of existence of the Borrower or the undersigned; (c) any petition in bankruptcy being filed by or against the Borrower or the undersigned, or any proceedings in bankruptcy, or under any laws or regulations of any jurisdiction relating to the relief of debtors, being commenced for the relief or readjustment or any indebtedness of the Borrower or the undersigned, either through reorganization, composition, extension or otherwise; (d) the making by the Borrower or the undersigned of an assignment for the benefit of creditors or the commencement of any proceedings by either of the same of any insolvency law; (e) the appointment of a receiver of any property of the Borrower or the undersigned undismissed after 45 days; (f) any seizure, vesting or intervention by or under authority of a government, by which the management of either the Borrower or the undersigned is displaced or its authority in the conduct of its business is curtailed; (g) the attachment or distraint of any funds or other property of the Borrower or the undersigned which may be in, or come into, your possession or under your control, or that of any third party acting for you, or of the same becoming subject at any time to any mandatory order of court or other legal process -- then, or at any time(s) any such event exists, any or all of the Obligations shall, at your option, become (for the purposes of this guaranty) immediately due and payable by the undersigned, without demand or notice. Furthermore, in any such event, full power and authority are hereby given you to sell, assign, and deliver the whole or any of the property upon which you have hereinbefore been given a lien, at any broker's board, or at public or private sale, at your option, either for cash or on credit or for future delivery, without assumption of any credit risk, and without either demand, advertisement or notice of any kind, all of which are hereby expressly waived, and no delay on your part in exercising any power of sale or any other rights or options hereunder, and no notice or demand, which may be given to or made upon the undersigned by you with respect to any power of sale or other right or option hereunder, shall constitute a waiver thereof, or limit or impair your right to take any action or to exercise any power of sale or any other rights hereunder, without notice or demand, or prejudice your rights as against the undersigned in any respect. At any sale hereunder, you may purchase the whole or any part of the property sold, free from any right of redemption on the part of the undersigned, all such rights being also hereby waived and released. In the event of any sale or other disposition of any of the property aforesaid, after deducting all costs or expenses of every kind for care, safekeeping, collection, sale, delivery or otherwise, you shall, after applying the residue of the proceeds of the sale, or other disposition thereof, to the payment or reduction (in whole or in part) of the principal and/or interest (as you may elect) then owing on the Obligations, and after making proper allowance for interest on Obligations not then due, return any excess to the undersigned, all without prejudice to your rights as against the undersigned with respect to any and all amounts which may then be or remain unpaid on any Obligations.

       IV. The undersigned hereby consents and agrees that you may at any time, or from time to time, in your discretion; (1) extend or change the time of payment, and/or the manner, place or terms of payment of all or any of the Obligations; (2) exchange, release, fail to perfect, and/or surrender all or any of the collateral security, or any part(s) thereof, by whomsoever deposited, which is now or may hereafter be held by you in connection with all or any of the Obligations; (3) sell and/or purchase all or any such collateral at public or private sale, or at any broker's board and after deducting all costs and expenses of every kind for collection, sale or delivery, the net proceeds of any such sale(s) may be applied by you upon all or any of the Obligations: and (4) settle or compromise with the Borrower, and/or any other person(s) liable thereon, any and all of the Obligations, and/or subordinate the payment of same, or any part(s) thereof, to the payment of any other debts or claims, which may at any time(s) be due or owing to you and/or any other person(s) or corporation(s); all in such manner and upon such terms as you may deem proper, and without notice to or further assent from the undersigned, it being hereby agreed that the undersigned shall be and remain bound upon this guaranty, irrespective of the existence, value or condition of any collateral, and notwithstanding any such change, exchange, settlement compromise, surrender, release, sale, application, renewal or extension, and notwithstanding also that the Obligations may at any time(s) exceed the aggregate principal sum hereinabove prescribed. The liability of the undersigned under this guaranty shall be unconditional irrespective of (i) any amendment or waiver or consent to departure from the terms of any Obligation provided that any such amendment dose not relate to an increase in the amount of the Obligation or an extension of the maturity of such Obligation which has not been consented to by the undersigned,
(ii) any change in the corporate existence, structure or ownership of the

Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any of the Obligations, (iii) the existence of any claim, set-off or other rights which the undersigned may have at any time against the Borrower, you, or any other corporation or person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim, and (iv) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower or a guarantor.

       V. The undersigned hereby waives notice of acceptance of this guaranty, and also presentment, demand, protest and notice of dishonor of any and all of the Obligations, and promptness in commencing suit against any party thereto or liable thereon, and/or in giving any notice to or of making any claim or demand hereunder upon the undersigned, and any requirement that you exhaust any right or take any action against the Borrower or any collateral security. This guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Obligation is rescinded or must otherwise be returned by you upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made. No act or omission of any kind on your part in the premises shall in any event affect or impair this guaranty.

       VI. This is a continuing guaranty and shall (i) remain in full force and effect until written notice shall have been received by you from the undersigned (or the successor or legal representative of the undersigned) that it has been revoked, but any such notice shall not release the undersigned from any liability as to any Obligations, which may be held by you, or in which you may have any interest, at the time of the receipt of such notice; (ii) be binding upon the undersigned, the heirs, executors, administrators, successors and assigns of the undersigned, and shall inure to the benefit of, and be enforceable by, you, your successors, transferees and assigns; and (iii) be deemed to have been made under and shall be governed by the laws of Korea in all respects, including matters of construction, validity and performance, and it is understood and agreed that none of its terms or provisions may be waived, altered, modified or amended except in writing duly signed for and on your behalf.

       VII. If this guaranty is executed by two or more parties, they shall be severally liable hereunder, and the word "undersigned" wherever used herein shall be construed to refer to each of such parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments; and in any such case this guaranty shall not be revoked or impaired as to any one or more of such parties by the death of any of the others or by the revocation or release of any liabilities hereunder of any one or more of such other parties.

       VIII. Any and all payments by the undersigned hereunder shall be made free and clear of and without deduction for any and all present of future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) taxes imposed on your overall net income, (ii) franchise taxes imposed on you in lieu of net income taxes by the jurisdiction under the laws of which you are organized or any political subdivision thereof, and (iii) if applicable, taxes imposed on your overall net income, and franchise taxes imposed on you in lieu of net income taxes, by the jurisdiction of your lending office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the undersigned shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this paragraph) you will receive an amount equal to the sum you would have received had no such deductions been made, (ii) the undersigned shall make such deductions and (iii) the undersigned shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. In addition, the undersigned agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, performing under or otherwise with respect to, this guaranty or the Obligations (hereinafter referred to as "Other Taxes" within 30 days of any payment of Taxes, the undersigned will furnish to you the original or a certified copy of a receipt evidencing payment thereof. The undersigned will indemnify you for the full amount of Taxes or Other Taxes (including, without limitation, any taxes imposed by any jurisdiction on amounts payable under this paragraph) paid by you or any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted, within 30 days of your request therefor. Without prejudice to the survival of any other agreement contained herein, the agreements and obligations of the undersigned contained in this paragraph shall survive the payment in full of the Obligations and principal and interest hereunder and any termination or revocation of this guaranty. In the case of any payment hereunder by or on behalf of the Guarantor through an account or branch outside the United States or on behalf of the Guarantor by a payer that is not a United States person, if the Guarantor determines that no Taxes are payable in respect thereof, the Guarantor shall furnish, or shall cause such payer to furnish, to the Administrative Agent, at such address, an opinion of counsel acceptable to the Administrative Agent stating that such payment is exempt from Taxes. For purpose of the preceding sentence, the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Internal Revenue Code.

       IX. Notwithstanding any other provision of this guaranty, until payment in full of the Obligations after termination of any of your commitments with respect thereto, (i) the undersigned hereby irrevocably waives any right to assert, enforce, or otherwise exercise any right of subrogation to any of the rights, security interests, claims, or liens which you have against the Borrower in respect to the Obligations, (ii) the undersigned shall have no right of recourse, reimbursement, contribution, indemnification, or similar right that the undersigned may have (by contract or otherwise) against the Borrower in respect of the Obligations, and (iii) the undersigned hereby irrevocably waives any and all of the foregoing rights and also irrevocably waives the benefit of, and any right to participate in, any collateral or other security given to you to secure payment of the Obligations.

       X. If the undersigned shall fail to pay any of its obligations hereunder when the same shall become due and payable, you are hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by you to or for the credit or account of the undersigned against any and all of the Obligations, whether or not you shall have made any demand under this guaranty. You agree promptly to notify the undersigned after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. Your rights under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which you may have.

       XI. The undersigned hereby represents and warrants as follows: (i) the execution, delivery and performance by the undersigned of this guaranty are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (x) its articles of incorporation or by-laws or (y) law or any contractual restriction binding on or affecting it or any entity that controls it; (ii) all authorizations, approvals, consents, licenses, exemptions, filings, registrations and other requirements of governmental, judicial and public bodies and authorities of or in Korea required of the Guarantor in connection with the entry into and performance of this Guaranty have been obtained and are in full force and effect, except that the undersigned is required to report to its designated foreign exchange trading bank any payment to be made under this Guaranty at the time of making each such payment; and (iii) this guaranty has been duly executed and delivered by the undersigned, and is the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms,

       XII. The undersigned covenants and agrees that, so long as any part of the Obligations shall remain unpaid or any Lender shall have any commitment to lend under either Credit Agreement, (a) the Tangible Net Worth of the undersigned on the last day of any fiscal quarter shall be not less than the sum of (i) 70% of the Tangible Net Worth as of December 31, 1997 plus (ii) 50% of positive Net Income of the undersigned for each fiscal year of the undersigned beginning with the fiscal year ending December 31, 1998 and (b) the undersigned shall maintain a ratio of current assets to current liabilities greater than or equal to 0.8. "Tangible Net Worth" shall mean the excess of (x) total tangible assets over (y) total liabilities, and "Net Income" shall mean the difference, after taxes, between total revenues and total costs and expenses.

       XIII. Delivery of an executed counterpart of a signature page to this guaranty by telecopier shall be effective as delivery of a manually executed counterpart of this guaranty.

                                     HYUNDAI HEAVY INDUSTRIES CO., LTD.




                                     By  /s/   HYUNG BYUK KIM
                                       ---------------------------------------
                                       Name    Hyung Byuk Kim
                                       Title   Representative Director

                          [BAE, KIM & LEE LETTERHEAD]




                                  June 1, 1998


To:    Each of the Lenders parties to the US$31,000,000 Credit
       Agreement dated as of August 29, 1996, among Maxtor
       Corporation, said Lenders and Citibank, N.A., as
       Administrative Agent for said Lenders; and

       Citibank, N.A., as Administrative Agent

              Re: Hyundai Heavy Industries Co., Ltd.


Ladies and Gentlemen:

         We have acted as the Korean legal advisers to Hyundai Heavy Industries Co., Ltd. (the "GUARANTOR") in connection with a Corporate Guaranty (the "GUARANTY") dated May 22, 1998 issued by the Guarantor in favor of the Lenders and the Administrative Agent for the purpose of guaranteeing the obligations of Maxtor Corporation as the Borrower under the above-mentioned Credit Agreement (the "CREDIT AGREEMENT") as amended by a certain amendment agreement thereto dated August 27, 1997 and further amended by a certain waiver and amendment no. 1 to the credit agreement (the "AMENDMENT AGREEMENT") dated May 22, 1998. Terms defined in the Credit Agreement and Amendment Agreement are used herein as therein defined and the term "Korea" refers to the Republic of Korea.

           This opinion is furnished to you pursuant to Section
           4(d) of the Amendment Agreement.

           For the purpose of this opinion, we have examined:

           (a)        the Credit Agreement;

           (b)        the Amendment Agreement;

           (c)        the Guaranty;

                                                                 BAE, KIM & LEE

June 1, 1998
Page 2


           (d)        the Articles of Incorporation of the Guarantor;

           (e) the Regulations of the Board of Directors of the Guarantor;

           (f)        Commercial Registry extracts regarding the Guarantor;

           (g) the Approval of the Guarantor's Representative Director in respect of the Guaranty;

           (h) the report to, and acceptance thereof by, the designated foreign exchange trading bank in respect of the Guaranty; and

           (i) such other documents as we have considered necessary or relevant in order for us to provide this opinion.

In giving this opinion we have assumed that:

           (i) the authenticity of all signatures, seals, stamps and markings;

           (ii) that all documents submitted to us as originals are authentic, complete and up-to-date, all documents submitted to us as copies conform to the originals, and that all factual statements made in such documents are correct and we have relied on them without further enquiry;

           (iii) that the Credit Agreement and Amendment Agreement and any other agreement or instrument thereunder have been validly authorized, signed and delivered by the parties thereto (other than the Guarantor) in accordance with applicable laws;

           (iv) that the Credit Agreement and Amendment Agreement and any other agreements or instruments thereunder constitute or will constitute legal, valid and binding obligations of each of the parties thereto enforceable in accordance with its terms respectively under the laws of the State of New York by which the Credit Agreement and Amendment Agreement and any other agreement or instrument are expressed to be governed;

           (v) that the copies of the Articles of Incorporation of, the Regulations of the Board of Directors of and the Commercial Registry extracts relating to, the Guarantor referred to in paragraphs (d) through (f) above are true, complete, accurate and up-to-date; and

                                                                 BAE, KIM & LEE


June 1, 1998
Page 3




           (vi) that the Approval of the Guarantor's Representative Director referred to in paragraph (g) above was duly executed and that such Approval has not been amended or rescinded.

           As to any other matters of objective fact material to the opinions expressed herein, we have made no independent inquiry and have relied solely upon certificates or oral or written statements of officers or other representatives of the Guarantor.

           Based on the foregoing, we are of the opinion that so far as the laws of Korea are concerned:

           (1) The Guarantor is a limited liability company, duly organized and validly existing under the laws of Korea, with full power and authority to enter into and perform the Guaranty.

           (2) The Guarantor has taken all necessary corporate action to authorize the entry into and performance of the Guaranty and the transactions contemplated thereby.

           (3) The Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms and is in proper form for its enforcement in the courts of Korea.

           (4) The entry into the Guaranty and the performance of the obligations thereunder by the Guarantor do not violate (i) any law or regulation of Korea or any judicial order in Korea or (ii) the constitutional documents of the Guarantor.

           (5) All authorizations, approvals, consents, licenses, exemptions, filings, registrations and other requirements of governmental, judicial and public bodies and authorities of or in Korea required of the Guarantor in connection with the entry into and performance of the Guaranty have been obtained and are in full force and effect, except that the Guarantor is required to report any payment to be made under the Guaranty at the time of making each such payment to its designated foreign exchange trading bank.

           (6) The obligations of the Guarantor under the Guaranty rank at least pari passu with all its other present or future unsecured and unsubordinated obligations of the Guarantor except for those preferred by operation of law applicable to companies generally.

                                                                 BAE, KIM & LEE


June 1, 1998
Page 4



           (7) All amounts payable by the Guarantor under the Guaranty may be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied in Korea or by any authority thereof or therein except, however, that although the tax laws of Korea are not entirely clear as to whether payment of any interest by the Guarantor under the Guaranty may be made without withholding of Korean taxes, the Korean tax authorities may require the Guarantor to withhold Korean taxes from such interest payment. In the event of Korean taxes being imposed on interest payments, the guarantor's obligation to bear the cost of such tax under the Guaranty would become operative.

           (8) Neither the Guarantor nor any of its property (except such property specifically protected by law) has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Korea.

           (9) To ensure the enforceability or admissibility in evidence of this Guaranty in Korea, it is not necessary that this Guaranty or any other document or instrument be filed or recorded with any court or other authority in Korea.

           Our opinion is subject to the following general qualifications:

           (i) the obligations of the Guarantor under the Guaranty may be limited or affected by the bankruptcy law, the corporate reorganization law, the compulsory composition law and other similar laws which generally affect the rights of creditors; and

           (ii) the remedies of specific performance or injunction might not necessarily be available in Korea with respect to any particular provisions of the Guaranty.

           This opinion is addressed to you and may be relied upon solely by you and your counsel.


                                                  Yours faithfully,

                                                  /s/   BAE, KIM & LEE
                                                  ----------------------------
                                                  Bae, Kim & Lee

--------------------------------------------------------------------------------
                                                               HANDLING PERIOD
                                                               -----------------

                   APPLICATION FOR THE VALIDATION OF GUARANTY

--------------------------------------------------------------------------------
                    Tradename         Hyundai Heavy Industries Co., Ltd.
                ----------------------------------------------------------------
APPLICANT            Address          1, Cheonha-dong, Ulsan, Kyurgnam, Korea
                ----------------------------------------------------------------
                   Name of CEO        Hyung Byuk Kim
                ----------------------------------------------------------------
                  Business area       Manufacturing
--------------------------------------------------------------------------------
                 Obligee(Lender)      Citibank and other financial institution
                                      acceptable to Agent
                ----------------------------------------------------------------
DETAILS OF      Obligee(Guarantor)    Hyundai Heavy Industries Co., Ltd.
                ----------------------------------------------------------------
APPLICATION     Beneficiary(Borrower) Maxtor Corporation
                ----------------------------------------------------------------
                      Amount          USD31,000,000.-
                ----------------------------------------------------------------
                 Effective period     Until August 28, 1998
                ----------------------------------------------------------------
                     Purpose          Working Capital
                ----------------------------------------------------------------
                    Repayment         Lump Sum Repayment at marturity
--------------------------------------------------------------------------------

           We hereby apply for the validation of Guaranty in accordance with the
Article 21 of Korea Foreign Exchange Control Regulation.


                                                 1998



To : Applicant                    No. of Validation  Singosuri0696-Keumyungl2-
                                  ---------------------------------------------
Your application for the
Validation of                     Validated amount   USD31,000,000.-
                                  ---------------------------------------------
Guaranty 15 approved.             Effective period   Until August 28, 1998
Condition : N/A

                                  ---------------------------------------------


                                                 1998


Confirmation by the Authorized Foreign Exchange Bank


           On the basis of Korea Foreign Exchange Control Regulation, we as the authorized bank, hereto affix the seal of us in testimony of approval.



                   THE PRESIDENT OF KOREA EXCHANGE BANK (SEAL)
                                (KYE-DONG BRANCH)

--------------------------------------------------------------------------------

May 27, 1998


       To:    Each of the Lenders parties to the
              U$31,000,000 Credit Agreement dated as of August 29, 1996 among Maxtor Corporation, said
              Lenders and Citibank, N.A., as Administrative
              Agent for said Lenders; and

              Citibank, N.A., as Administrative Agent

                     Re: Hyundai Heavy Industries Co., Ltd.

Ladies and Gentlemen:

           I have acted as corporate counsel to Hyundai Heavy Industries Co., Ltd. (the "GUARANTOR") in connection with 2 Corporate Guaranty (the "GUARANTY") dated May 1998 issued by the Guarantor in favor of the Lenders and the Administrative Agent for the purpose of guaranteeing the obligations of Maxtor Corporation as the Borrower under the above mentioned Credit Agreement (the "CREDIT AGREEMENT") as amended by a certain amendment agreement thereto dated August 27, 1997 and further amended by a certain waiver and amendment no. 1 to the credit agreement(the "AMENDMENT AGREEMENT") dated May 22, 1998. Terms defined in the Credit Agreement and Amendment Agreement are used herein as therein defined the term "Korea" refers to the Republic of Korea.

           This opinion is furnished to you pursuant to Section 4(d) of the Amendment Agreement. For the purpose of this opinion, I have examined:

           (a)   the Credit Agreement;

           (b)   the Amendment Agreement;

           (c)   the Guaranty; and

           (d) such other documents, agreements, and instruments as I have considered necessary or relevant in order for me to provide this opinion.

Based on the foregoing, I am of the opinion that, so far as the laws of Korea are concerned, the entry into the Guaranty and the performance of the obligations thereunder by the Guarantor do not violate any contractual or legal restriction contained in any document or agreement applicable to the Guarantor.

Yours faithfully,




/s/ Y. B. KIM
------------------------------
Y. B. Kim
Corporate Counsel

                       HYUNDAI HEAVY INDUSTRIES CO., LTD.
                                   CERTIFICATE

THE UNDERSIGNED, Mr. Hyung Byuk Kim, the Representative Director of Hyundai Heavy Industries Co., Ltd., a corporation duly organized and existing under the laws of the Republic of Korea with its registered head office at 1, Cheonha-dong, Ulsan, Kyungnam, Korea (the "COMPANY"), does hereby certify:

      (1) that attached hereto as EXHIBIT A is a true and correct copy of the approval of the Representative Director of the Company approving, among other things, the execution, delivery and performance by the Company of a guaranty (the "GUARANTY") in favour of the banks, financial institutions and other institutional lenders named as lenders (the "LENDERS") in a certain credit agreement (the "CREDIT AGREEMENT") dated August 29, 1996 as amended by a certain amendment agreement thereto dated August 27, 1997 and as further amended by a certain waiver and amendment no. 1 to the Credit Agreement in relation to the obligations of Maxtor Corporation (the "BORROWER") under a credit facility (the "FACILITY") extended by the Lenders to the Borrower in an aggregate principal amount of up to US$31,000,000, which approval has not been amended or rescinded and are in full force and effect on the date hereof; and

      (2) that attached hereto as EXHIBIT B is a true and correct copy of the report to and acceptance thereof by its designated foreign exchange trading bank of the Company in respect of the Guaranty, together with an accurate English translation thereof.

Terms defined in the Credit Agreement and Guaranty shall have the same respective meanings, when used herein.

IN WITNESS WHEREOF, THE UNDERSIGNED has hereunto affixed his name and seal as of this 29th day of May, 1998.



                                          For and on behalf of
                                          HYUNDAI HEAVY INDUSTRIES CO., LTD.




                                          By /s/ HYUNG BYUK KIM
                                            --------------------------------
                                          Name: Hyung Byuk Kim
                                          Title : Representative Director

                       HYUNDAI HEAVY INDUSTRIES CO., LTD.

                     APPROVAL OF THE REPRESENTATIVE DIRECTOR
                                       OF
                       HYUNDAI HEAVY INDUSTRIES CO., LTD.



           THE UNDERSIGNED, Mr. Hyung Byuk Kim, the Representative Director of Hyundai Heavy Industries Co., Ltd. (the "COMPANY"), approves the execution, delivery and performance by the Company of a guaranty (the "GUARANTY") in favour of the banks, financial institutions and other institutional lenders named as lenders (the "LENDERS") in a certain credit agreement (the "CREDIT AGREEMENT") dated August 29, 1996 as amended by a certain amendment agreement thereto dated August 27, 1997 and as further amended by a certain waiver and amendment no. 1 to the Credit Agreement in relation to the obligations of Maxtor Corporation (the "BORROWER") under a credit facility (the "FACILITY") extended by the Lenders to the Borrower in an aggregate principal amount of up to US$31,000,000.

           Terms defined in the Credit Agreement and Guaranty shall have the same respective meanings when used herein.

           IN WITNESS WHEREOF, THE UNDERSIGNED has hereunto affixed his name and seal as of this 29th day of May, 1998,


                                         For and on behalf of
                                         HYUNDAI HEAVY INDUSTRIES CO.,
                                         LTD.




                                         By /s/  HYUNG BYUK KIM
                                           ---------------------------------
                                         Name:   Hyung Byuk Kim
                                         Title : Representative Director